UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):March 15, 2004

                           NEWELL RUBBERMAID INC.
           (Exact Name of Registrant as Specified in its Charter)

          Delaware                1-9608                36-3514169
       (State or Other          (Commission           (IRS Employer
        Jurisdiction           File Number)        Identification No.)
      of Incorporation)

          10 B Glenlake Parkway
                Suite 600
             Atlanta, Georgia                        30328
     (Address of Principal Executive               (Zip Code)
                 Offices)

      Registrant's telephone number, including area code:(770) 670-2232





   Item 7.   Financial Statements and Exhibits.

        (c)  Exhibits.

             Exhibit
             Number      Description
             -------     -----------

             99.1 Press Release captioned "Newell Rubbermaid Announces Sale of Three Businesses," dated
                         March 15, 2004, issued by Newell Rubbermaid Inc.


   Item 12.  Results of Operations and Financial Condition.

   The information in this Report, including the Exhibit attached hereto, is furnished pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

   On March 15, 2004, Newell Rubbermaid Inc. (the "Company") issued a press release announcing that it had reached a definitive agreement to sell three businesses (Burnes{R} Picture Frame, Anchor{R} Glass and Mirro{R} Cookware) to Global Home Products, LLC, an affiliate of Cerberus Capital Management L.P. A copy of the Company's press release, dated March 15, 2004, is attached as Exhibit 99.1.

   The press release contains the following non-GAAP financial measure - diluted earnings per share, excluding restructuring and other charges. For purposes of SEC Regulation G, a "non-GAAP financial measure" is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Operating and statistical measures and certain ratios and other statistical measures are not non-GAAP financial measures. For purposes of the definition, GAAP refers to generally accepted accounting principles in the United States.
   Pursuant to the requirements of Regulation G, the Company has provided, as a part of the press release, a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

   The Company has used this financial measure for several years, both in presenting its results to stockholders and the investment community and in its internal evaluation and management of its businesses. The Company's management believes that the presentation of diluted earnings per share, excluding restructuring and other charges, is useful to investors since this measure:

      * enables investors and anlysts to compare the current non-GAAP measure with the corresponding non-GAAP measure used in the past,
      * provides information with respect to earnings per share, both historical and expected, related to continuing operations after the Company's restructuring plan is completed, and
      * permits investors to view the Company's performance using the same tools that Company management uses to evaluate the Company's past performance and prospects for future performance and to gauge the Company's progress in achieving its stated goals.

   Additionally, the Company uses this measure as one of the performance goals that help determine the amount, if any, of cash bonuses for corporate management employees under the Company's management cash bonus plan.

   While the Corporation believes that this non-GAAP financial measure is useful in evaluating the Company, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, this non-GAAP financial measure may differ from similar measures presented by other companies.





                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEWELL RUBBERMAID INC.




   Date:  March 19, 2004              By: /s/ Dale L. Matschullat
                                          --------------------------------
                                          Dale L. Matschullat
                                          Vice President - General Counsel
                                            & Corporate Secretary





                                EXHIBIT INDEX


   Exhibit No.     Description
   -----------     -----------

   99.1            Press Release captioned "Newell Rubbermaid
                   Announces Sale of Three Businesses," dated
                   March 15, 2004, issued by Newell Rubbermaid Inc.